UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 16, 2002


                             SOFTLOCK.COM, INC.
                             ------------------
           (Exact name of registrant as specified in its charter)


                                  DELAWARE
                                  --------
               (State or other jurisdiction of incorporation)


       33-37751-D                                     84-1130229
       ----------                                     ----------
(Commission File Number)                  (IRS Employer Identification No.)


                         c/o Stewart Grossman, Esq.
              Looney & Grossman, 101 Arch St.  Boston, MA 02110
              -------------------------------------------------
             (Address of principal executive offices) (Zip code)


                               (978) 461-5940
                               --------------
            (Registrant's telephone number, including area code):


                                     N/A
                                     ---
        (Former name or former address, if changed since last report)


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

On April 16, 2002, the Registrant filed a voluntary petition for relief under Chapter 11 of the United State Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Massachusetts (Case No. 02-42381-HJB). The Registrant will continue to manage the assets of the business as "debtor-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. On April 18, 2002, the Company issued a press release relating to the foregoing. A copy of the release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

(a)   Financial Statements of Business Acquired: Not Applicable
(b)   Pro Forma Financial Information: Not Applicable
(c)   Exhibits:

      99.1  Press Release of Registrant dated April 18, 2002.


                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 18, 2002                  SOFTLOCK.COM, INC.
                                       (Registrant)

                                       By:  /s/ Jonathan Schull
                                            -------------------------------
                                            Jonathan Schull
                                            President and Chief Executive
                                            Officer